Filed pursuant to Rule 497(e)

File Nos. 333-221764 and 811-23312

Impact Shares Women’s Empowerment ETF

Ticker: WOMN – NYSE Arca, Inc.

(the “Fund”)

November 20, 2025

Supplement to the Summary Prospectus,

Prospectus and

Statement of Additional Information (“SAI”),

each dated October 28, 2025

Effective immediately, all references to “The YWCA USA,” and its defined term “YWCA,” are hereby removed from the Fund’s Summary Prospectus, Prospectus and SAI.

In addition, effective immediately:

•	The sixth paragraph of the section of the Fund’s Summary Prospectus and Prospectus titled “Fund Summary – Principal Investment Strategies” is amended and restated as follows:

The Underlying Index is constructed using a rules-based methodology to select companies from the Parent Index that have strong women’s empowerment practices. Morningstar, Inc. (“Morningstar” or the “Index Provider”) constructs the Underlying Index using company level indicators, scores, and indicator relevance weighting from Equileap, the Fund’s ESG research provider, which seek to identify companies within the Parent Index that rate well with respect women’s empowerment practices and products or services (a company’s “Gender Diversity Score”). After excluding those companies that Equileap determines are (i) involved in the weapons, gambling, or tobacco industries, (ii) on the Norwegian Ethics Council List[1] or (iii) that have experienced an applicable legal controversy, the 200 best scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components. The Underlying Index is constructed by Morningstar using an optimized weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure to companies with higher rankings as to women’s empowerment practices, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. Morningstar determines the weighting of each security in the Underlying Index using the following variables: Gender Diversity Score, market capitalization, and maximum and minimum weightings by security and sector. Underlying Index constituents are subject to a maximum 5% per company weighting.

•	The risk factor titled “Intellectual Property Risk” in the section of the Fund’s Summary Prospectus and Prospectus titled “Fund Summary – Principal Risks” is amended and restated as follows:

Intellectual Property Risk. The Fund relies on licenses that permit the Adviser to use the Underlying Index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the investment strategies of the Fund and/or in marketing and other materials for the Fund. Such licenses may be terminated, and, as a result, the Fund may lose its ability to use the Intellectual Property. In the event a license is terminated, or the license provider does not have rights to license the Intellectual Property, the operations of the Fund may be adversely affected.

•	The first paragraph of the section of the Fund’s Prospectus titled “Additional Information About the Funds – Description of Underlying Indices of the Funds - Impact Shares Women’s Empowerment ETF - The Morningstar® Women’s Empowerment Index” is amended and restated as follows:

The Underlying Index is constructed using a rules-based methodology to select companies from the Morningstar US Large-Mid Cap® Index (the “Parent Index”) that have strong women’s empowerment practices. The Parent Index is a free float market-cap weighted index that constitutes 90% of the total market capitalization of the U.S. market. The Parent Index is an equity benchmark designed to comprehensively represent the performance of the companies incorporated and/or listed in the United States and contains large and mid-capitalization equities and is designed with the following objectives in mind: (1) transparent and objective rules; (2) full investibility; and (3) low turnover. Morningstar, Inc. (“Morningstar” or the “Index Provider”) constructs the Underlying Index using company level indicators, scores, and indicator relevance weighting from Equileap, the Fund’s ESG research provider[2], which seek to identify companies within the Parent Index that rate well with respect women’s empowerment practices and products or services (a company’s “Gender Diversity Score”). After excluding those companies that Equileap determines are (i) involved in the weapons, gambling, or tobacco industries, (ii) on the Norwegian Ethics Council List[3] or (iii) that have experienced an applicable legal controversy, the 200 best scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components. The Underlying Index is constructed by Morningstar using an optimized weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure to companies with higher rankings as to women’s empowerment practices, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. Morningstar determines the weighting of each security in the Underlying Index using the following variables: Gender Diversity Score, market capitalization, and maximum and minimum weightings by security and sector. Underlying Index constituents are subject to a maximum 5% per company weighting.

•	The risk factor titled “Intellectual Property Risk” in the section of the Fund’s Prospectus titled “Additional Information About the Funds – Description of Risks” is amended and restated as follows:

Intellectual Property Risk. The Funds rely on licenses that permit the Adviser to use the Underlying Indices and associated trade names, trademarks and service marks, as well as the Partner Nonprofit’s names and logos with respect to the Impact Shares NAACP Minority Empowerment ETF (the “Intellectual Property”), in connection with the investment strategies of each respective Fund and/or in marketing and other materials for each Fund. Such licenses may be terminated, and, as a result, the relevant Fund may lose its ability to use the Intellectual Property. In the event a license is terminated or the license provider does not have rights to license the Intellectual Property, the operations of such Fund may be adversely affected.

•	The section of the Fund’s Prospectus titled “Management – About YWCA USA” is deleted in its entirety.

Please retain this Supplement for future reference.